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Exhibit 10.16

HealthEase of Florida, Inc.	Medicaid HMO Non-Reform Contract

AHCA CONTRACT NO. FA905
AMENDMENT NO. 6

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and HEALTHEASE OF FLORIDA, INC., hereinafter referred to as the “Vendor” or “Health Plan”, is hereby amended as follows:

1.
Effective August 1, 2011, Attachment I, Scope of Services, Capitated Health Plans, is hereby amended to include Attachment I, Exhibit 1-A, Revised Maximum Enrollment Levels, attached hereto and made a part of the Contract.  All references in the Contract to Attachment I, Exhibit 1, shall hereinafter also refer to Attachment I, Exhibit 1-A, as appropriate.

2.	Attachment II, Core Contract Provisions, Section XVI., Terms and Conditions, is hereby amended to include Item GG. as follows:
GG. Work Authorization Program

The immigration Reform and Control Act of 1986 prohibits employers from knowingly hiring illegal workers.  The Vendor shall only employ individuals who may legally work in the United States – either U.S. citizens or foreign citizens who are authorized to work in the U.S.  The Vendor shall use the U.S. Department of Homeland Security’s E-Verify Employment Eligibility Verification system to verify the employment eligibility of:

➢	all persons employed by the Vendor, during the term of this Contract, to perform employment duties within Florida; and,
➢	all persons (including subcontractors) assigned by the Vendor to perform work pursuant to this Contract.

The Vendor shall include this provision in all subcontracts it enters into for the performance of work under this Contract.

Unless otherwise stated, this amendment is effective upon execution by both parties.

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

This amendment and all its attachments are hereby made a part of the Contract.

This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

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AHCA Contract No. FA905, Amendment No. 6, Page 1 of 2

HealthEase of Florida, Inc.	Medicaid HMO Non-Reform Contract

IN WITNESS WHEREOF, the Parties hereto have caused this six (6) page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.		STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION

SIGNED		SIGNED
BY:	/s/Christina Cooper	BY:	/s/ Elizabeth Dudek

NAME:	Christina Cooper	Name:	Elizabeth Dudek
TITLE:	President, Florida & Hawaii Division	TITLE:	Secretary
DATE:	6/29/11	DATE:	6/30/2011

List of Attachments/Exhibits included as part of this amendment:

Specify Type	Letter/ Number	Description
Attachment I	Exhibit 1-A	Revised Maximum Enrollment Levels (4 Pages)

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AHCA Contract No. FA905, Amendment No. 6, Page 2 of 2

HealthEase of Florida, Inc.	Medicaid HMO Non-Reform Contract

ATTACHMENT I
EXHIBIT 1-A
REVISED MAXIMUM ENROLLMENT LEVELS

Maximum enrollment levels and Health Plan provider numbers associated with the counties and populations served.  Exhibit 2-NR-B provide the capitation rate tables respective to the areas of operation listed below.

A.  Non-Reform

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 1 Counties: Santa Rosa
Effective Date: 08/01/11
County	Enrollment Level	Provider Number
Santa Rosa	31,500	TBD

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 2 Counties: Calhoun, Gadsden, Jefferson, Leon, Liberty, Madison, Wakulla
Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Calhoun	800	015019340
Gadsden	3,500	015019315
Jefferson	1,000	015019318
Leon	7,000	015019320
Liberty	400	015019342
Madison	1,500	015019322
Wakulla	1,000	015019336

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AHCA Contract No. FA905, Attachment I, Exhibit 1-A, Page 1 of 4

HealthEase of Florida, Inc.	Medicaid HMO Non-Reform Contract

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 3 Counties: Citrus, Lake, Marion, Putnam
Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Citrus	7,500	015019309
Lake	7,000	015019319
Marion	20,000	015019323
Putnam	6,000	015019329

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 4 Counties: Duval, Volusia
Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Duval	55,000	015019313
Volusia	15,000	015019335

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 5 Counties: Pasco, Pinellas
Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Pasco	6,000	015019302
Pinellas	9,000	015019303

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AHCA Contract No. FA905, Attachment I, Exhibit 1-A, Page 2 of 4

HealthEase of Florida, Inc.	Medicaid HMO Non-Reform Contract

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 6 Counties: Highlands, Hillsborough, Manatee, Polk
Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Highlands	3,000	015019317
Hillsborough	18,000	015019300
Manatee	6,000	015019301
Polk	10,000	015019304

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 7 Counties: Brevard, Orange, Osceola, Seminole
Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Brevard	14,000	015019308
Orange	25,000	015019327
Osceola	8,000	015019328
Seminole	4,000	015019333

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 8 Counties: Sarasota
Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Sarasota	3,000	015019332

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AHCA Contract No. FA905, Attachment I, Exhibit 1-A, Page 3 of 4

HealthEase of Florida, Inc.	Medicaid HMO Non-Reform Contract

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 9 Counties: Martin, Palm Beach
Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Martin	5,000	015019324
Palm Beach	10,500	015019339

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 10 Counties: Broward
Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Broward	13,500	015019337

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 11 Counties: Miami-Dade
Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Miami-Dade	25,000	015019338

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AHCA Contract No. FA905, Attachment I, Exhibit 1-A, Page 4 of 4